                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             AMERICAN BIOMED, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

                                 not applicable
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     (2) Aggregate number of securities to which transaction applies:

                                 not applicable
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                 not applicable
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

                                 not applicable
--------------------------------------------------------------------------------
     (5) Total fee paid:

                                 not applicable
--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                                 not applicable
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

                                 not applicable
--------------------------------------------------------------------------------
     (3) Filing Party:

                                 not applicable
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     (4) Date Filed:

                                 not applicable
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

                             AMERICAN BIOMED, INC.
                       10077 GROGANS MILL RD., SUITE 100
                           THE WOODLANDS, TEXAS 77380

                                October 29, 1996

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of American BioMed, Inc. (the "Company") to be held on November 8, 1996 at 3:00 p.m., Houston, Texas time, at the Woodland Resort and Conference Center, located at 2301 North Millbend Drive, The Woodlands, Texas 77380.

     At the Annual Meeting you will be asked to (i) elect four new directors of the Company, (ii) approve an amendment to the Company's Certificate of Incorporation which would increase the amount of authorized common stock (the "Charter Amendment"), and (iii) approve the Company's 1996 Incentive Stock Plan (the "Incentive Stock Plan").

     In view of the importance of the actions to be taken at the Annual Meeting, you are urged to read the accompanying Proxy Statement carefully, and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy. The Company's Board of Directors believes that the election of each of the director-nominees and the approval of the Charter Amendment and the Incentive Stock Plan are each in the best interest of the Company and its stockholders and therefore strongly recommends that you vote FOR each of the directors nominated by the Company and FOR approval of the Charter Amendment and the Incentive Stock Plan.

                                            /s/  Steven B. Rash

                                            STEVEN B. RASH,
                                            President and Chief Executive
                                            Officer

                             AMERICAN BIOMED, INC.
                       10077 GROGANS MILL ROAD, SUITE 100
                           THE WOODLANDS, TEXAS 77380

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 8, 1996

     Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of American BioMed, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 8, 1996 at 3:00 p.m., Houston, Texas time, at the Woodland Resort and Conference Center, located at 2301 North Millbend Drive, The Woodlands, Texas 77380, for the following purposes:

          1. To elect a board of four directors;

          2. To consider and to act on a proposal to amend the Company's Certificate of Incorporation to: (i) increase the authorized number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from twenty-five million shares to fifty million shares.

          3. To consider and act upon a proposal to approve the American BioMed, Inc. 1996 Incentive Stock Plan (the "Incentive Stock Plan");

          4. To transact such other business as may properly come before the Annual Meeting.

     A record of the stockholders was taken at the close of business on October 4, 1996, and only those stockholders of record on that date will be entitled to notice of and to vote at the Annual Meeting. A list of stockholders is available commencing as of the date of this mailing and may be inspected prior to the Annual Meeting during normal business hours at the offices of the Company, 10077 Grogans Mill Road, Suite 100, The Woodlands, Texas 77380.

     Your participation in the Company's affairs is important. To ensure your representation, if you do not expect to be present at the Annual Meeting, please sign and date the enclosed proxy and return it to the Company promptly. An addressed stamped envelope has been provided for your convenience.

                                            By Order of the Board of Directors,

                                            /s/  Steven B. Rash

                                            STEVEN B. RASH,
                                            President and Chief Executive
                                            Officer

October 29, 1996

                             AMERICAN BIOMED, INC.
                       10077 GROGANS MILL ROAD, SUITE 100
                           THE WOODLANDS, TEXAS 77380

                                PROXY STATEMENT

     This Proxy Statement and form of proxy are being mailed to stockholders on or about October 29, 1996 in connection with the solicitation by the Board of Directors of American BioMed, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting of the Company's stockholders (the "Annual Meeting") to be held in Houston, Texas on November 8, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying notice.

     Because many stockholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the Annual Meeting. Stockholders are urged to carefully read the material in this Proxy Statement and register their votes by marking the appropriate boxes on the enclosed proxy and to sign, date and return the proxy in the enclosed addressed stamped envelope. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as the holders of proxies. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Annual Meeting for purposes of determining the presence or absence of a quorum and for purposes of determining the number of shares present that are voting on the matter, but will not be counted as votes cast either for or against such matter. Broker non-votes on matters to be acted on by the stockholders will be counted as present at the Annual Meeting for purposes of determining the presence or absence of a quorum, but will be deemed absent for purposes of voting on such matters. Any proxy on which no direction is specified will be voted: (1) FOR election of all nominees for director named herein; (2) FOR approval of the proposed amendment to the Company's Certificate of Incorporation (the "Charter Amendment") to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock") from twenty-five million shares to fifty million shares; (3) FOR approval of the Company's 1996 Incentive Stock Plan (the "Incentive Stock Plan"); and (4) in the discretion of the persons named as proxies on the proxy cards, on any other matter which may properly come before the Annual Meeting. A stockholder may revoke a proxy by delivering to the Company written notice of revocation, delivering to the Company another signed proxy signed on a later date or appearing at the Annual Meeting and voting in person.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ---
OUTSTANDING VOTING SECURITIES...........................................................    3
ELECTION OF DIRECTORS...................................................................    3
Nominees................................................................................    3
Activity, Structure and Compensation of the Board of Directors and Certain Committees...    4
Vote Required for Election..............................................................    4
APPROVAL OF PROPOSED CHARTER AMENDMENT..................................................    5
Vote Required for Approval..............................................................    5
APPROVAL OF AMERICAN BIOMED, INC. 1996 INCENTIVE STOCK PLAN.............................    6
Vote Required for Approval..............................................................   11
OTHER INFORMATION.......................................................................   12
Security Ownership of Certain Beneficial Owners and Management..........................   12
Executive Officers......................................................................   13
Executive Compensation..................................................................   14
Board Compensation Committee Report on Executive Compensation...........................   16
Performance Graph.......................................................................   18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................................   19
Auditors................................................................................   20
Compliance With Section 16(a) of the Exchange Act.......................................   20
Miscellaneous Matters...................................................................   21

                         OUTSTANDING VOTING SECURITIES

     The number of voting securities of the Company outstanding on October 4, 1996, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), was 12,858,897 shares of Common Stock, each of which is entitled to one vote on all matters properly brought before the Annual Meeting. Holders of a majority of the shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum for the transaction of business.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, four directors are to be elected, each director to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified. The persons named in the accompanying proxy have been so designated by the Board of Directors, and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board of Directors may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

NOMINEES

     Certain information regarding each of the nominees is set forth below:

              NAME                   AGE               POSITION              DIRECTOR SINCE
---------------------------------    ---     ----------------------------    --------------
Steven B. Rash...................    48      Director, President and              1995
                                             Chief Executive Officer
Lawrence M. Hoffman+.............    52      Director                             1991
Claudio M. Guazzoni..............    33      Director                             1996
Richard S. Serbin................    52      Director                             1996

---------------

+ Member, Audit Committee and Compensation Committee.

     Steven R. Rash has served as President, Chief Executive Officer and director of the Company since July 15, 1995. From 1994 until June 1995, Mr. Rash served as Vice President of Operations of Blue Rhino Corporation, an industrial products manufacturer. From 1992 to 1994, Mr. Rash served as President of the Technical Services Division of the Maxum Health Corporation, a company engaged in providing mobile MRI services. From 1989 to 1992, Mr. Rash served as the President of Intex Medical Technologies, Inc., a medical equipment manufacturer. Prior thereto, Mr. Rash held various positions with BOC Group, plc., an international manufacturer of industrial gases and healthcare products and services. Mr. Rash holds an M.B.A. from South Illinois University and served for four years in the U.S. Army, where he reached the rank of Captain.

     Lawrence M. Hoffman has served as a director of the Company since April 1991 and as Vice President of Corporate Relations from July 1990 to December 1991, when he was appointed Vice President of Business Development, a position he held until June 28, 1995. In addition, Mr. Hoffman served as the interim Treasurer from March 28, 1995 until June 28, 1995. Mr. Hoffman is also President and Chief Executive Officer of Aberlyn Group, Inc., a financial consulting firm that he founded in 1989. Prior to founding Aberlyn Group, Inc., Mr. Hoffman was employed as Director of Corporate Finance at Monmouth Investments, a New Jersey-based securities brokerage firm. From January 1986 to May 1988, Mr. Hoffman served as Chairman of Nicholas, Lawrence & Co., a securities brokerage firm specializing in institutional trading and biotechnology companies. Mr. Hoffman holds a B.S. in Economics from New York University.

     Claudio M. Guazzoni has served as a director of the Company since March 7, 1996. Mr. Guazzoni is the President and Chief Executive Officer of Zanett Capital, Inc. ("Zanett") and has served in that capacity since 1993. He is engaged in the business of providing financial and strategic consulting services to business entities.

Prior to his service at Zanett, Mr. Guazzoni was a Money Manager with Delphi Capital Management, Inc. in 1992 and an associate with Salomon Brothers, Inc from 1985 to 1991.

     Richard S. Serbin has served as a director of the Company since July 17, 1996. Since 1991, Mr. Serbin has served as Executive Vice President and a director of Bio-Imaging Technologies, Inc., which provides specialized consulting services to pharmaceutical and biotechnology companies. From January 1991 to March 1992, Mr. Serbin was Chairman of the Board of Radius Scientific, Inc., a medical communications company which he founded. From June 1989 to January 1990, he served as President of Bradley Pharmaceuticals, Inc., and from September 1988 to May 1989, held the position of Senior Vice President of Lifetime Corporation, a holding company whose major asset, Kimberly Quality Care, is a provider of home healthcare and temporary nursing services. Mr. Serbin is a registered patent attorney, registered pharmacist, a member of the Board of Trustees of the Mountainside Hospital and a member of the Board of Health of Roseland, New Jersey. Mr. Serbin holds a B.S. from Rutgers College of Pharmacy, a J.D. from Seton Hall Law School and an LL.M. in Trade Regulation from New York University School of Law.

ACTIVITY, STRUCTURE AND COMPENSATION OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     The Company's operations are managed under the broad supervision of the Board of Directors, which has responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 1995, the Board of Directors convened on a combined total of nine regularly and specially scheduled meetings, and each director, with the exception of John L. Kennedy III, attended at least 75% of the meetings held by the Board and any Board committees on which he served during his tenure in 1995.

     AUDIT COMMITTEE. The Audit Committee assists the Board in fulfilling its responsibilities to stockholders and other matters relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee recommends the engagement or discharge of the Company's independent auditors, reviews with the independent auditors the plan, scope and timing of their audits, reviews the auditors' fees and, after completion of the audit, reviews the auditors' report with the auditors and management. The Audit Committee is charged with satisfying the Board that the activities of the Company's independent auditors and the internal control procedures are reasonably designed to assure sound accounting procedures, adequate reserves, the safekeeping of the Company's assets and properties and the proper control of income and expenditures. The Audit Committee also performs a number of other review functions related to auditing the financial statements and internal controls. Created by the Board of Directors in June 1995, the Audit Committee was initially comprised of Mr. Hoffman and Stephen C. Eppley and convened on two occasions in 1995. Currently, Mr. Hoffman is the sole member of the Audit Committee.

     COMPENSATION COMMITTEE. The Compensation Committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of senior executive officers and key officers and employees. The Compensation Committee is also responsible for reviewing significant personnel compensation policies and benefit programs and major changes thereto. In addition, the Compensation Committee reviews management's long-range planning for executive development and succession, establishes and periodically reviews policies on management perquisites, and performs certain other review functions relating to management compensation and employee relations policies. The Compensation Committee, created in June 1995 by the Board of Directors, was initially comprised of Messrs. Eppley and Hoffman and convened on two occasions in 1995. Currently, Mr. Hoffman is the sole member of the Compensation Committee.

     DIRECTOR COMPENSATION. During the year ended December 31, 1995, no compensation was paid by the Company for service on the Board of Directors.

VOTE REQUIRED FOR ELECTION

     The affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, is required to elect each director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL FOUR NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                    APPROVAL OF PROPOSED CHARTER AMENDMENTS

     In order to provide the Company with the maximum flexibility to raise capital to meet its future needs, the Board of Directors has adopted, and proposes that the stockholders of the Company approve, the Charter Amendment, which would amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from twenty-five million shares to fifty million shares. As of the Record Date, 12,858,897 shares of Common Stock were issued and outstanding. In addition, the Company presently has an aggregate of 2,745,276 shares of Common Stock issuable under currently outstanding stock options, 3,638,978 shares of Common Stock issuable under currently outstanding stock warrants, and a total of 1,390 shares of Series A Preferred Stock (the "Series A Preferred") outstanding which are convertible, based on the current market price of the Common Stock, into 5,791,667 shares of Common Stock at any time after October 30, 1996. The total number of shares of Common Stock outstanding and/or issuable is therefore 25,034,818, which exceeds the number of shares authorized by the Company's Certificate of Incorporation by 34,818. Under the terms of the securities purchase agreement governing the sale of 1,390 shares of the Series A Preferred, dated July 27, 1996, the Company is obligated to use its best efforts to amend, no later than November 30, 1996, the Certificate of Incorporation to increase the authorized Common Stock to a level that will allow for the reservation and issuance of the full number of shares of Common Stock issuable upon the conversion of the Series A Preferred. See "Certain Relationships and Related Transactions."

     The Board of Directors believes there is an insufficient number of shares of Common Stock available for effecting possible future transactions, such as the conversion of other securities that may be issued by the Company, financing arrangements, acquisitions by the Company of other businesses if favorable acquisitions become available, or research and development ventures using the Company's equity securities as consideration. Moreover, the Company is considering repaying an $835,576 bridge loan, entered into on September 17, 1996, with the proceeds of a private placement of securities, the terms of which have not been finalized or negotiated. See "Certain Relationships and Related Transactions." All unissued shares of Common Stock authorized by the Company's Certificate of Incorporation, including the additional shares of Common Stock authorized by the Charter Amendment, will be available for issuance at any time in the future at the discretion of the Board of Directors. Such future issuances will not require further stockholder approval, unless such approval is required by law, as in the case of consolidation and certain statutory mergers, or by the rules of any securities exchanges on which the Common Stock is then listed. If additional shares of Common Stock are not authorized for issuance through adoption of the Charter Amendment, significant future issuances could not be effected without the expense and delay associated with soliciting further action by stockholders at a special meeting. Holders of the Common stock have no preemptive right to purchase or otherwise acquire any shares of the Common Stock that may be issued in the future.

     If the Charter Amendment is approved by the requisite vote, the Company will file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State promptly following the conclusion of the Annual Meeting. The proposed Charter Amendment will fix the number of authorized shares of Common Stock at fifty million and become effective on the date of filing. A copy of the proposed Charter Amendment is attached as "EXHIBIT A" and incorporated herein by reference.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Charter Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT.

          APPROVAL OF AMERICAN BIOMED, INC. 1996 INCENTIVE STOCK PLAN

     Effective October 10, 1996, the Board of Directors adopted the 1996 Incentive Stock Plan (the "Plan") subject to the approval of the Company's stockholders.

     The purpose of the Plan is to (i) align the personal financial incentives of the employees and consultants of the Company (the "Consultants") and its subsidiaries (collectively, the "Participants") with the long-term growth of the Company and the interests of the Company's stockholders through the ownership and performance of the Company's Common Stock and (ii) enhance the ability of the Company and its subsidiaries to attract and retain employees and Consultants who share primary responsibility for the Company's management and growth.

     A summary of the most significant features of the Plan, together with the general federal income tax consequences to the recipients is set forth below, which summary is qualified in its entirety by reference to the full text of the Plan, attached hereto as "EXHIBIT B."

     Types of Incentive Awards and Annual Maximum Limitation. The Plan provides for the grant of (i) stock options, including incentive stock options and non-qualified stock options, (ii) shares of restricted stock, (iii) performance awards payable in cash or Common Stock, (iv) shares of phantom stock, (v) stock bonuses, and (vi) cash bonuses (collectively, the "Incentive Awards"). To date, no Incentive Awards have been granted under the Plan.

     The maximum number of shares of Common Stock subject to Incentive Awards that may be granted under the Plan to any one individual during any calendar year is 50,000. This provision is intended to qualify non-qualified options granted to certain executives of the Company (or incentive stock options granted to such individuals in certain situations) for favorable tax treatment under
Section 162(m) of the Code (as defined in the Plan). See "Administration" below for a more detailed description of the tax advantages of complying with Section 162(m) of the Code.

     Shares subject to the Plan. Under the Plan, the Company may grant Incentive Awards with respect to a number of shares of Common Stock of up to 1,500,000 shares. Shares of Common Stock issued under the Plan may be authorized and unissued shares or treasury shares. To the extent an Incentive Award expires or is canceled, terminated or forfeited prior to the issuance of shares of Common Stock subject to such awards, any shares subject to such awards will again be available for grant under the Plan. The Plan provides for proportionate adjustments in the number of shares of Common Stock available for grants thereunder and the exercise prices of outstanding options, in the case of subdivisions or consolidations of, or stock dividends on, Common Stock effected by the Company without the receipt of consideration.

     Term. The Plan is effective October 10, 1996, subject to stockholder approval, and will terminate on October 24, 2006, unless earlier terminated by the Board of Directors. Incentive Awards may be granted under the Plan prior to receipt of such stockholder approval, provided that each grant is subject to such approval. Termination of the Plan will not affect Incentive Awards made prior to termination (other than termination due to failure to obtain timely stockholder approval).

     Administration. The administration of the Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so that the grant of options is exempt from the short-swing profit liability provisions of Section 16 of the Exchange Act. Accordingly, the Plan will be administered by a committee of non-employee directors within the meaning of rule 16b-3 who will approve, in advance, all grants of options under the Plan. The Plan also is intended to comply with Section 162(m) of the Code so that the Company can exclude from the $1,000,000 deduction limitation the compensation income attributable to non-qualified stock options granted to the Chief Executive Officer and the other four most highly compensated executives (or to incentive options granted to such individuals in the case of a disqualifying disposition). Accordingly, the Plan also must be administered by outside directors within the meaning of Section 162(m).

     The Plan will be administered by a group of non-employee members of the Board of Directors (the "Committee"), whose members shall be Messrs. Serbin, Guazzoni and Hoffman. The Committee will determine which key employees receive grants of Incentive Awards, the type of Incentive Awards and bonuses granted and the number of shares subject to each Incentive Award; provided, however, that the maximum number of shares of Common Stock subject to Incentive Awards that can be issues to any one individual during any calendar year is 50,000 shares.

     Subject to the terms of the Plan, the Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan. The Committee may, in its absolute discretion, (i) accelerate the date on which an option granted under the Plan becomes exercisable, (ii) accelerate the date on which a share of restricted stock or phantom stock vests and waive any conditions imposed by the Committee on the vesting of a share of restricted stock and (iii) grant Incentive Awards to a participant on the condition that the participant surrender to the Company for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies.

     The Committee will have the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any cost, expenses or liability arising out of any action, omission or determination relating to the Plan, unless such action, omission or determination was taken or made in bad faith and without the reasonable belief that it was in the best interest of the Company.

     Non-Qualified and Incentive Stock Options. The exercise price of each stock option (singly, "Option" and collectively, "Options") granted under the Plan shall be determined by the Committee, but such price may not be less than the fair market value (as defined in the Plan) of a share of Common Stock of the Company on the date on which such Option is granted. Each Option is exercisable for a period not to exceed ten years and no Option is exercisable until six months after the date of grant. For each Option, the Committee will establish
(i) the term of each Option and (ii) the time or period of time in which the Option will vest. The exercise price will be paid in cash or, subject to the approval of the Committee, (i) in shares of Common Stock valued at their fair market value (as defined in the Plan) on the date of exercise, (ii) through a cashless exercise (as defined in the Plan), or (iii) a combination of the foregoing.

     Except in the event of the death or permanent and total disability (as defined in the Plan) of an optionee or the termination of the employment of an optionee for cause (as defined in the Plan), Options are exercisable only while an optionee is employed by the Company or within one month after such employment has terminated to the extent that such Options were exercisable on the last day of employment and had not expired by their terms. In the event of the death or disability of an optionee, Options are exercisable within one year after such death or permanent and total disability to the extent that such Options were exercisable on the last day of employment and had not expired by their terms. In the event of the termination of the employment of an optionee for cause (as defined in the Plan), all Options held by such optionee terminate as of the date of termination. Options are not transferable other than by will or by the laws of descent and distribution.

     Upon a change in control of the Company (a "Change in Control"), all Options become immediately exercisable. The Plan defines Change in Control to mean (i) a "change in control" as that term is defined in the Plan in the federal securities laws, (ii) the acquisition by any person, after the effective date of the Plan, of 50% or more of the shares of voting securities of the Company, except to the extent the Board, as constituted immediately prior to such acquisition, determines no Change in Control has occurred, (iii) certain changes in the composition of the Board of Directors as a result of a contested election for positions on the Board of Directors, or (iv) any other event which the Board of Directors determines to constitute a change in control of the Company.

     An optionee does not recognize any income for federal tax purposes at the time a non-qualified option is granted, and the Company is not then entitled to a deduction. When any part of a non-qualified option is exercised, the optionee recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Plan) of the shares on the exercise date and the exercise price of the non-qualified option, and the Company generally recognizes a tax deduction at the same time and in the same amount. An optionee generally recognizes capital gain or loss on disposition of shares acquired by exercising a non-qualified option. The optionee's tax basis in such shares equals the fair market value (as defined in the Plan) of the stock at exercise. If the stock is sold at a loss, an optionee may be limited in the amount of loss that is currently deductible.

     If all or any part of the exercise of a non-qualified option is paid by an optionee with shares of Common Stock (including shares previously acquired on the exercise of any Options), no gain or loss will be recognized on the shares surrendered on payment. The number of shares received on such exercise of the non-qualified option equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued on the exercise of the non-qualified option for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation, which is taxable as ordinary income on such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. However, gain on the stock transferred to exercise the non-qualified option is deferred.

     An optionee does not recognize any income for federal tax purposes when an incentive stock option is granted or upon its qualified exercise. If an optionee does not dispose of the shares acquired by exercising an incentive stock option within two years after its grant and one year after its exercise, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss is the difference between the sales proceeds and the exercise price of the Option covering the stock sold. The Company is not entitled to a tax deduction as the result of the grant or qualified exercise of an incentive stock option.

     If an optionee disposes of shares acquired upon exercise of an incentive stock option within either two years after the date of its grant or one year after its exercise, the disposition is a disqualifying disposition and the optionee will recognize ordinary income in the year of such disposition. The amount of ordinary income recognized equals the excess of the fair market value (as defined in the Plan) of shares at the time the incentive stock option was exercised over the exercise price, and the balance of the gain (if any) will be long or short term capital gain depending on whether the shares were disposed more than one year after exercise. If the disqualifying disposition is at a price between the exercise price and fair market value (as defined in the Plan) at exercise, the ordinary income is limited to the excess of the amount realized on the disposition over the exercise price. If the disqualifying disposition is at a price below the exercise price, the loss will be long or short term capital loss depending on the optionee's holding period with respect to the disposed shares. The Company generally is entitled to a deduction in the year of the disqualifying disposition in an amount equal to the ordinary income recognized by the optionee as a result of such disposition.

     If all or any part of the exercise of an incentive stock option is paid by an optionee with shares of Common Stock (including shares previously acquired on the exercise of any Options), the optionee generally will not recognize any income, gain or loss on the transfer of the surrendered shares. The tax basis and the holding period for the acquired shares will be determined in the same manner described above for non-qualified stock options exercised with shares of Common Stock. However, if the shares of Common Stock used to exercise the incentive stock options were acquired on the exercise of an incentive stock option ("Tax Deferred Option Stock"), then such use is a disqualifying disposition as to such stock if the applicable holding periods described in the preceding paragraph are not met. In such event, the optionee would recognize gain or loss on such disqualifying disposition of the Tax Deferred Option Stock as described in the preceding paragraph.

     The excess of the fair market value (as defined in the Plan) of the shares upon exercise of an incentive stock option over the exercise price is a positive adjustment for alternative minimum tax ("AMT") purposes. In addition, the basis of shares acquired through the exercise of an incentive stock option for determining gain or loss for AMT purposes is increased by the amount of the positive AMT adjustment created due to the earlier exercise.

     Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to issue shares of Common Stock of the Company on a predetermined date (the "Issue Date") to a participant, provided the participant is continuously employed by the Company until the Issue Date. Vesting of the shares occurs on a second predetermined date (the "Vesting Date"), if the participant has been continuously employed by the Company until that date. Prior to the Vesting Date, the shares are not transferable by the participant and are subject to a substantial risk of forfeiture. The Committee may, at the time shares of restricted stock are granted, impose additional conditions to the vesting of the shares, such as, for example, the achievement of specified performance goals. Vesting of some portion, or all, of the shares of restricted stock may occur on the termination of the employment of a participant, other than for cause, prior to the Vesting Date. If vesting does not occur, shares of restricted stock are forfeited.

     If the employment of a Participant is terminated by the Company for any reason other than cause, a portion of the unvested shares of restricted stock (to the extent not forfeited or canceled) as determined by the Committee at the date of grant will vest on the date of such termination. In the event the participant's employment with the Company is terminated for cause (as defined in the Plan), all unvested shares of restricted stock will be forfeited as of the date of such termination.

     On the occurrence of a Change in Control, all shares of restricted stock which have not vested or been forfeited will vest automatically.

     A participant will not recognize any income for federal tax purposes at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a tax deduction at that time. However, when either the transfer restriction or the forfeiture risk lapses, such as on the Vesting Date, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they vest. Unless restricted by the agreement relating to such grant, a participant may file an appropriate election under Section 83(b) of the Code with the Internal Revenue Service within 30 days of the Issue Date of the restricted stock (the "Election"), which results in the participant's receipt of deemed ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued. However, if a participant files an Election and the restricted stock is subsequently forfeited, such participant is not allowed a tax deduction for the amount previously reported as ordinary income due to the Election.

     Gain or loss (if any) from a disposition of restricted stock after the participant recognizes any ordinary income (whether by vesting or an Election) will generally constitute short- or long-term capital gain or loss. The Company will generally be entitled to a tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or an Election.

     Performance Awards. A performance award is an award granted to an employee contingent upon the future performance of the Company or any subsidiary, division or department thereof over a specified performance period. The Committee will establish the relevant performance criteria, subject to adjustment to reflect unforeseen events or changes. Each performance award will be subject to a maximum value at the time of grant of such award. In determining the amount of a performance award to be granted to a particular employee, the Committee will take into account such factors as the employee's responsibility level and growth potential, the amount of other Incentive Awards granted to or received by such employee, and such other considerations as the Committee deems appropriate. Payment of an Incentive Award may be in cash, Common Stock, or a combination thereof, as determined by the Committee

     A performance award will terminate if the employee does not remain continuously employed by the Company at all times during the applicable performance period, unless the Committee determines otherwise.

     On the occurrence of a Change in Control, the Committee (as constituted immediately before such Change in Control) will determine whether performance awards which have not theretofore satisfied the requisite performance measure or for which the performance period has not expired, will immediately be paid or will remain outstanding according to their respective terms.

     A participant will recognize ordinary income for federal income tax purposes in the amount equal to cash paid and/or the fair market value of the Common Stock at the time it is received, with the Company generally entitled to a deduction in the same amount.

     Phantom Stock. A share of phantom stock represents the right to receive the economic equivalent of a grant of restricted stock. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. On the vesting of a share of phantom stock, the holder is entitled to receive cash in an amount equal to the sum of (i) the fair market value (as defined in the Plan) of a share of Common Stock as determined on the vesting date and (ii) the aggregate amount of cash dividends paid in respect of a share of Common Stock during the period commencing on the date of grant and ending on the vesting date. The cash payment for phantom stock is treated the same as a cash bonus for federal income tax purposes and generally creates a deduction to the Company when paid. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately on the occurrence of a Change in Control of the Company. The Committee may not grant any cash bonus in connection with the grant of shares of phantom stock.

     Stock and Cash Bonuses. Bonuses payable in stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines. On the receipt of a stock bonus, a participant will recognize ordinary income for federal tax purposes in an amount equal to the fair market value (as defined in the Plan) of the Common Stock at the time it is received. The Committee may grant, in connection with a grant of shares of restricted stock or shares of Common Stock granted as a performance award or a stock bonus, a cash "tax" bonus, payable when an employee is required to recognize income for federal income tax purposes with respect to such shares of Common Stock. This tax bonus may not be greater than the value of the shares of restricted stock and/or Common Stock at the time the income is required to be recognized. Any such bonus will result in ordinary income to the employee and generally a deduction to the Company. The grant of a cash bonus will not reduce the number of shares of Common Stock with respect to which Options, shares of restricted stock, shares of phantom stock or stock bonuses may be granted pursuant to the Plan.

     Mergers and Other Transactions. If the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each outstanding Option will entitle the optionee to acquire on exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

     In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee, in its absolute discretion, has the power to either (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the optionee an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or (ii) provide for the exchange of each outstanding Option (whether or not then exercisable) for an Option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the optionee in partial consideration for the exchange of the Option.

     Amendment and Termination. The Plan generally terminates on the tenth anniversary of its adoption by the Board of Directors. The Board may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the Company's outstanding securities present in person or by proxy and entitled to vote at an annual or special meeting of stockholders (or such greater percentage as may be required by applicable law or the Company's Certificate of Incorporation), no revision or amendment will (i) increase the number of shares of Common Stock that may be issued under the Plan (subject to adjustments for certain recapitalizations of the Company), (ii) increase the maximum number of shares of Common Stock that may be subject to an Incentive Award granted to any one employee for any calendar year (subject to adjustment for certain recapitalizations of the Company), (iii) materially increase the benefits accruing to optionees, (iv) materially modify the requirements as to eligibility for participation in the Plan or (v) extend the term of the Plan.

     Certain Securities Law and Tax Matters. The administration of the Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. To the extent any provision of the Plan fails to so comply, such provision will be construed and deemed amended to conform to Rule 16b-3 to the extent permitted by applicable law and deemed advisable by the Board.

     The Plan is intended to comply with all applicable conditions of Section 162(m) of the Code, so that stock options granted under the Plan with an exercise price of not less than fair market value (as defined in the Plan) of a share of Common Stock on the date of grant will qualify as "qualified performance-based compensation" and receive the favorable tax treatment associated therewith. To the extent any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision will be construed and amended to conform to the requirements or provision of Section 162(m) to the extent permitted by applicable law and deemed advisable by the Board of Directors; provided, however, that no such construction or amendment will have an adverse economic effect on any participant with respect to any Incentive Award previously granted under the Plan.

     The Plan provides that the Company may require the participant to remit to the Company cash in an amount sufficient to satisfy certain federal, state and local income tax withholding requirements. In addition, the Company has the right to withhold from any cash payment required to be made to a participant with respect to an Incentive Award an amount sufficient to satisfy the federal, state and local withholding tax requirements.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of Common Stock outstanding on the Record Date entitled to vote and represented at the Annual Meeting in person or by proxy will constitute approval of the Plan's adoption.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                               OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information regarding the beneficial ownership of Common Stock at the Record Date by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director and nominee, (c) each executive officer named in the Summary Compensation Table (see "Executive Compensation" below) and (d) all directors and executive officers as a group:

                    NAME AND ADDRESS                      AMOUNT OF SHARES
                 OF BENEFICIAL OWNER(1)               BENEFICIALLY OWNED(2)(3)     PERCENT OF CLASS
    ------------------------------------------------  ------------------------     ----------------
    David P. Summers, Ph.D. ........................          1,196,669(4)(5)             9.0%
      3158 Canterbury, Walden
      Montgomery, Texas 77356

    Steven B. Rash..................................            201,900                   1.6%

    Herbert L. Kalman, CPA..........................            127,000(6)                 *
      7907 Duffield
      Houston, Texas 77071

    Lawrence M. Hoffman.............................            936,774(7)(8)             6.9%
      18 Winter Place
      Aberdeen, New Jersey 07747

    Claudio M. Guazzoni.............................            224,139(9)                1.7%
      10 East 76th Street
      New York, New York 10021

    Richard S. Serbin...............................                 --                   --
      61 Monroe Avenue
      Roseland, New Jersey 07064

    All Executive Officers and Directors as a Group
      (7 Persons)...................................          2,618,030(10)              18.0%

---------------

  *  Does not exceed one percent.

 (1) Unless otherwise specified, the address of each beneficial owner is American BioMed, Inc., 10077 Grogan's Mill Road, Suite 100, The Woodlands, Texas 77380.

 (2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owed by them.

 (3) A person is deemed to beneficially own shares of common stock underlying options, warrants or other convertible securities if the stock can be acquired by such person within sixty days.

 (4) Includes 68,452 shares owned by Dr. Summers' wife, Dorothy H. Summers, 40,000 of which may be acquired upon the exercise of options.

 (5) Includes 382,476 shares which may be acquired upon the exercise of options.

 (6) Includes 2,000 shares held in trust, the beneficiaries of which are wards of Mr. Kalman, and 100,000 shares which may be acquired upon the exercise of options.

 (7) Includes 425,000 shares issuable upon the exercise of warrants held by Aberlyn Capital Management ("Aberlyn Partnership"). Mr. Hoffman owns a limited partnership interest in Aberlyn Partnership, and is an officer, director and stockholder of Aberlyn Capital Management, Inc. which is a general partner of Aberlyn Partnership. Also includes 300,000 shares which may be acquired upon the exercise of options by Mr. Hoffman.

 (8) Includes 115,000 shares owned by Aberlyn Holding Company ("Aberlyn Holding"), the parent company of Aberlyn Partnership and Aberlyn Capital Management, Inc., Mr. Hoffman is the Chairman of the Board and Chief Executive Officer of Aberlyn Holding.

 (9) Includes 224,139 shares issuable upon the exercise of warrants held by Zanett Capital, Inc. ("Zanett"). Mr. Guazzoni is President and Chief Executive Officer of Zanett.

(10) Includes 1,631,615 shares which may be acquired upon the exercise of options or warrants.

EXECUTIVE OFFICERS

     The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. All of the Company's executive officers are listed in the following table, and certain information concerning those officers who are not also members of the Board of Directors follows the table:

                     NAME                  AGE                     POSITION
        -------------------------------    ---     ----------------------------------------
        Steven B. Rash.................    48      President and Chief Executive Officer
        Herbert L. Kalman, CPA.........    49      Secretary and Treasurer
        David P. Summers, Ph.D.........    58      Chairman of the Board
        Colene Stigler Blankinship,        46      Controller and Chief Accounting Officer
          CPA..........................

     David P. Summers, Ph.D., has served as Chairman of the Board of the Company since January 1992 and as a director of the Company since founding it in 1984. From the Company's inception in 1984 to January 1992, Dr. Summers was also President and Chief Executive Officer of the Company. In addition, he held the position of Chief Scientific Officer from July 1995 to June 1996. From January 1986 to March 1987, Dr. Summers served as Chairman of the Board of Houston BioMedical, Inc., of which he was a founder. Prior to his service with the Company, Dr. Summers was employed in various senior marketing and management positions with C.R. Bard, Inc., a manufacturer and distributor of medical products; Karl Stortz Endoscopy, a manufacturer and distributor of endoscopic medical products; and Pall Corporation, a manufacturer and distributor of blood filtration products for medical use. An inventor with over 20 years experience in medical device design and development, Dr. Summers received his M.B.A. from Pepperdine University in Economics and received his doctorate in International Economics at Kennedy-Western University. Dr. Summers is the author of twelve issued and five pending patents.

     Herbert L. Kalman, CPA, has served as director, Secretary and Treasurer of the Company since June 28, 1995. Mr. Kalman served as Vice President and Chief Financial Officer from March 1994 through October 1995, at which time he resigned both positions to embark on a new business venture. Mr. Kalman has 25 years of experience in public accounting which includes his tenure as a partner in the international accounting firms of Grant Thornton from September 1989 until joining the Company, and Deloitte & Touche from August 1977 through February 1980, as well as being the Managing Partner for the firm of Kalman, Phillips & Leon, P.C. from February 1980 through December 1985. Prior to joining the Company, Mr. Kalman was Chairman of the Manufacturing Industry Marketing Committee of the Houston office of Grant Thornton. Mr. Kalman has a B.B.A. from the University of Houston and is a CPA.

     Colene Stigler Blankinship, CPA, joined the Company on February 7, 1995 as Controller and became the Chief Accounting Officer November 1995 following the resignation of the Chief Financial Officer, Herbert Kalman. From 1992 through 1994, Mrs. Blankinship served as Controller of Excel Resources, Inc., a gas marketing company in Houston, Texas. She has 13 years experience in public accounting which includes 9 years with the local firm of Tribolet, Fuller & Associates, P.C. Mrs. Blankinship attended Texas Tech University and North Harris County College and is a CPA.

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth certain summary information concerning the compensation paid or accrued during the fiscal years ended December 31, 1995, 1994 and 1993 to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 1995 (the "Named Executive Officers"), for services during the fiscal years ended December 31, 1995, 1994, and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                             ---------------------------------
                                                                               AWARDS
                                           ANNUAL COMPENSATION               ----------                PAYOUTS
                                 ----------------------------------------    RESTRICTED   SHARES/      -------
   NAME AND PRINCIPAL                                      OTHER ANNUAL        STOCK      OPTION/       LTIP      ALL OTHER
       POSITION(1)        YEAR    SALARY       BONUS      COMPENSATION(5)     AWARD(S)     SARS        PAYOUT    COMPENSATION
------------------------- ----   --------     -------     ---------------    ----------   -------      -------   ------------
David P. Summers,         1995   $127,499(1)       --         $11,000               --         --          --           --
  Ph.D. .................
Chairman of the Board     1994   $140,000(1)       --         $32,472               --    382,476(7)(8)     --          --
and Chief Scientific      1993   $140,000          --         $11,197               --     75,000          --           --
Officer
Steven B. Rash........... 1995   $ 61,875(0)       --         $19,941(9)            --    600,000(8)       --           --
President and Chief       1994         --          --              --               --         --          --           --
Executive Officer         1993         --          --              --               --         --          --           --
Herbert L. Kalman........ 1995   $ 83,996(2)  $20,000(4)      $   348               --         --          --       $6,177(6)
Secretary and Treasurer   1994   $ 83,333(3)       --              --               --    100,000(8)       --       $8,207(6)
                          1993         --          --              --               --         --          --           --

---------------

 (1) Includes deferred salary of $81,667 and $29,166 in 1994 and 1995, respectively.

 (2) Includes deferred salary of $8,333.

 (3) Annual compensation increased to $100,000 commencing March 1, 1994. The amount of $83,333 earned in 1994 includes deferred salary in the amount of $62,500.

 (4) Represents additional deferred compensation.

 (5) Use of Company automobiles and cost of life insurance. Usage of Company automobiles was valued at approximately $10,732 for Dr. Summers.

 (6) Represents the aggregate value of 12,500 and 15,000 shares of Common Stock issued to Mr. Kalman during 1994 and 1995, respectively, in lieu of salary, based upon the value of such shares at the dates of grant as reflected by the closing bid prices on such dates.

 (7) The exercise price on options to purchase 143,226 of these shares were repriced to $3.00 as of June 2, 1994.

 (8) Represents options issued in connection with a three-year employment agreement, vesting on various dates during the term of the agreement. See "Employment Agreements."

 (9) Includes relocation expenses paid in the amount of $19,745.

(10) Annual compensation of $135,000 prorated to July 16, 1995, when Mr. Rash began his service with the Company. See "Employment Agreements."

     The following table sets forth certain information with respect to stock options granted during the fiscal year ended December 31, 1995 to the Chief Executive Officer and each of the Named Executive Officers:

                             STOCK OPTIONS GRANTED

                                                                                                               POTENTIAL
                                                                                                              REALIZABLE
                                                                                                          VALUE PER SHARE AT
                                                                                                            ASSUMED ANNUAL
                                                                                                            RATES OF STOCK
                                                                    % OF TOTAL                CLOSING        APPRECIATION
                                                                     OPTIONS     EXERCISE       BID         FOR OPTION TERM
                                             DATE OF    NO. OF      GRANTED TO   PRICE PER   ON DATE OF   -------------------
                   NAME                       GRANT     SHARES      EMPLOYEES      SHARE      GRANT(4)     5%           10%
-------------------------------------------  --------   -------     ----------   ---------   ----------   ----         ------
Steven B. Rash.............................  06/28/95   600,000(1)     20.8        $ .50        $.50      $.81         $ 1.30
David P. Summers, Ph.D.....................        --        --          --           --          --        --             --
Herbert L. Kalman, CPA.....................        --        --          --           --          --        --             --

---------------

(1) These options are vested on various dates during the term of a three-year employment agreement and expire seven years after their vesting dates.
(2) Based on interdealer prices.

     The following table sets forth certain information with respect to options exercised during the fiscal year ended December 31, 1995 and the number and value of unexercised options held as of December 31, 1995, by the Chief Executive Officer and each of the Named Executive Officers.

      AGGREGATED OPTION EXERCISES IN 1995 FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                                                            VALUE OF
                                                                        NUMBER OF          UNEXERCISED
                                                                       UNEXERCISED        IN-THE-MONEY
                                                                        OPTIONS AT         OPTIONS AT
                                          SHARES                     FISCAL YEAR-END     FISCAL YEAR-END
                                        ACQUIRED ON      VALUE         EXERCISABLE/       EXERCISABLE/
                 NAME                    EXERCISE       REALIZED      UNEXERCISABLE       UNEXERCISABLE
--------------------------------------  -----------     --------     ----------------    ---------------
David P. Summers, Ph.D................      --             --        973,587/0                 110,833/0
Steven B. Rash........................      --             --        100,000/500,000                 0/0
Herbert L. Kalman, CPA................      --             --        584,445/0                 109,583/0

     Employment Agreements. Steven B. Rash entered into a three-year employment agreement with the Company, dated as of July 15, 1995 (the "Agreement"). Pursuant to the Agreement, Mr. Rash is employed as President and Chief Executive Officer of the Company. The Agreement provides for a salary of $135,000 per year with annual increases, plus bonuses of up to fifty percent, and an option to purchase 600,000 shares of Common Stock. David P. Summers, Ph.D., entered into an employment agreement with the Company, dated as of July 31, 1991 (the "Employment Agreement"), pursuant to which Dr. Summers was employed as Chairman of the Board and Chief Executive Officer of the Company. The Employment Agreement had an initial term of five years and continued for one-year terms thereafter. The Employment Agreement initially provided for a salary of $72,000 per annum, subject to yearly increases by the Board of Directors. On July 15, 1995, Dr. Summers resigned his position as Chief Executive Officer but remained with the Company as Chairman of the Board and Chief Scientific Officer. As of December 31, 1995, the Employment Agreement provided Dr. Summers with an annual salary of $120,000. On June 15, 1996, Dr. Summers resigned from his employment with the Company.

     Compensation Committee Interlocks and Insider Participation. Until June 1995, the Company did not have a Compensation Committee. Compensation matters were determined by the Board of Directors. In June 1995, the Board created and appointed a Compensation Committee consisting of Messrs. Hoffman and

Eppley; Mr. Hoffman is currently the only member of the Compensation Committee. Mr. Hoffman was Vice President of Corporate Relations from July 1990 to December 1991, and from December 1991 to June 28, 1995 served as Vice President of Business Development. In addition, Mr. Hoffman served as the Company's interim Treasurer from March 28, 1995 until June 28, 1995.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Executive Compensation Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance.

  Compensation Philosophy

     In designing its compensation program, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should encourage increased stockholder value.

     - Compensation programs should support the short- and long-term business goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.

     - Compensation programs should enable the Company to attract and retain highly qualified professionals.

  Pay Mix and Measurement

     The Company's executive compensation is based on three components, base salary, short-term incentives and long-term incentives, each of which is intended to serve the overall compensation philosophy.

     Base Salary and Short-Term Incentives. The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and general economic conditions. A portion of each employee's salary is also increased in recognition of individual merit. This merit increase is determined by the assessment of the performance of the individual, and level of experience, ability and knowledge of the job. Bonus awards may also be provided if the Board of Directors determines that the individual has achieved, or aided in the achievement of, a pre-set corporate, individual project development or financial goal.

     Long-Term Incentives. Stock options are granted from time to time to reward employee contributions, as well as to recognize the employee's potential contribution to the Company's growth and profitability. In addition, the Company has issued stock and stock options to certain officers in lieu of salary.

     Chief Executive Officer Compensation. In connection with his appointment to the positions of President and Chief Executive Officer of the Company in July 1995, Mr. Rash entered an employment agreement with the Company that entitles him to receive a base salary of $135,000 per year, an amount comparable to the salary paid to Mr. Rash's predecessor as Chief Executive Officer, David P. Summers, Ph.D. See "Employment Agreements" and "Executive Compensation." In recognition of Mr. Rash's record of performance in several high level executive positions with other companies, and as an incentive to accept employment with the Company, Mr. Rash was also granted an option to purchase 600,000 shares of Common Stock and was remunerated for his relocation expenses.

     In general, the Compensation Committee determines the Chief Executive Officer's compensation by evaluating such person's experience, length of service and the overall success of the Company's operations, and will follow such criteria to establish Mr. Rash's and any successor Chief Executive Officer's compensation in subsequent years.

                                            The Compensation Committee of the
                                            Board of Directors,

                                            Lawrence M. Hoffman

PERFORMANCE GRAPH

     The following performance graph (the "Performance Graph") compares the performance of the Common Stock to the Index for the Nasdaq Stock Market* (U.S. Companies) and the Index for U.S. companies in the Surgical, Medical and Dental Instruments and Supplies Industry, Standard Classification Code Number 3840-3849* (the "Peer Group Index"). The graph assumes that the value of the investment in the Common Stock and each index was $100 at October 22, 1991 and that all dividends were reinvested. The Company's Common Stock traded on the NASDAQ Small-Cap Market from October 22, 1991 through October 13, 1994. The Company was delisted from the Small-Cap Market on October 13, 1994 and is currently traded in the over-the-counter market on the NASD's OTC Bulletin Board(TM). Quotes on which the graph below is based represent "interdealer" prices without adjustment or markups, markdowns or commissions and do not necessarily represent actual transactions. The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates the information by reference, and shall not be otherwise deemed filed under such Acts.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                             AMERICAN BIOMED, INC.

      MEASUREMENT PERIOD         AMERICAN BI-    NASDAQ STOCK     PEER GROUP
    (FISCAL YEAR COVERED)         OMED, INC.         INDEX           INDEX
10/22/91                                100.00          100.00          100.00
12/31/91                                138.78          110.00          122.10
12/31/92                                137.80          128.10          101.60
12/31/93                                 36.25          147.00           81.80
12/31/94                                  1.80          143.70           87.20
12/29/95                                  6.71          203.20          133.00

---------------

* Prepared by the Center for Research in Security Prices on October 3, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company enters into transactions with related parties only on terms the Company believes to be comparable to or better than those that would be available from unaffiliated parties. In the Company's view, all the transactions described below meet that standard.

     Lawrence M. Hoffman, currently a director, stockholder and paid consultant of the Company and formerly a Vice President, is a limited partner of Aberlyn Capital Management Limited Partnership ("Aberlyn") and is an officer, director and stockholder of Aberlyn Capital Management, Inc., the general partner of Aberlyn. Effective December 31, 1992, the Company and Aberlyn entered into a Patent Assignment and License Agreement (the "Patent and License Agreement") pursuant to which the Company assigned patents owned by its subsidiary, Cathlab Corporation (the "Cathlab Patents"), to Aberlyn in return for $500,000. The Cathlab Patents were exclusively licensed back to the Company for three years for a monthly license fee of $16,355, after which Aberlyn was required to reassign the Cathlab Patents to the Company in exchange for $50,000. Under its terms, if the Company declined to purchase the Cathlab Patents, the Patent and License Agreement would automatically be extended for an additional nine months for a monthly license fee of $17,099, after which the Cathlab Patents would automatically revert back to the Company.

     The Company and Aberlyn entered into an equipment lease, effective May 13, 1993 (the "Equipment Lease") pursuant to which the Company assigned certain equipment to Aberlyn in consideration of $205,000. The equipment was exclusively leased back to the Company for three years for a monthly fee of $6,706, after which Aberlyn was required to return the equipment to the Company in exchange for $20,500. Under its terms, if the Company opted not to purchase the equipment, the Equipment License would automatically be extended for an additional three months for a monthly payment of $7,011, after which the equipment would automatically revert back to the Company.

     Effective August 13, 1993, the Company and Aberlyn entered into an additional equipment lease (the "Second Equipment Lease") pursuant to which the Company assigned certain equipment to Aberlyn in consideration of $100,000. The equipment was exclusively leased back to the Company for three years for a monthly fee of $3,271, after which Aberlyn was required to return the equipment to the Company in exchange for $10,000. If the Company declined to purchase the equipment, the term of the Second Equipment Lease was to be automatically extended for an additional three months for a monthly payment of $3,420, after which the equipment would automatically revert back to the Company.

     The Company and Aberlyn entered into an agreement, effective March 28, 1994, whereby the terms of the Patent and License Agreement, the Equipment Lease and the Second Equipment Lease were modified. The payment terms of the license fee pursuant to the License and Patent Agreement were revised to semi-annual payments of $97,445 and the payment terms of the Equipment Lease and the Second Equipment Lease (the "Leases") were similarly revised to semi-annual payments of $39,100 and $20,281, respectively. In consideration to Aberlyn for making these modifications, the Company issued warrants to Aberlyn to purchase 150,000 shares of Common Stock at an exercise price of $1.50, exercisable over five years.

     On May 28, 1996, Aberlyn and the Company reached an agreement to restructure the Leases which resulted in a revised schedule of lease payments over a twenty-four month period, with the initial payment commencing on June 1, 1996. The payments were based on an outstanding principal amount of approximately $514,000 and total accrued interest of approximately $148,000. In addition, accumulated late fees and additional accumulated miscellaneous expenses totaling $115,728 were converted into 115,000 shares of Common Stock. The conversion ratio reflects a discount from the closing bid price of $1.125 per share on May 28, 1996.

     On February 18, 1996, the Company and Zanett Capital, Inc. ("Zanett"), a financial consulting firm, signed an agreement whereby Zanett agreed to help the Company raise capital pursuant to an offshore private placement of equity. Claudio M. Guazzoni, a member of the Company's Board of Directors, is Zanett's President and Chief Executive Officer. Effective July 27, 1996, the Company sold 1,250,001 shares of Common Stock and 1,390 shares of Series A Preferred pursuant to Regulation S of the Securities Act of 1933, as amended, to a group of investors (the "Investors") for the purchase price of approximately $1.7 million. The Investors included Zanett Lombardier, Ltd., an affiliate of Zanett, and Bruno Guazzoni, a relative of Claudio Guazzoni. Zanett Lombardier, Ltd. and Bruno Guazzoni each purchased 416,667 shares of Common Stock for a purchase price of $10,000 and Zanett Lombardier, Ltd. purchased an additional 330 shares of Series A Preferred for a purchase price of $330,000.

     Effective September 17, 1996, a group of lenders (the "Lenders"), which included Zanett Lombardier, Ltd. and Bruno Guazzoni, loaned to the Company the aggregate sum of $835,576 in the form of a bridge loan due and payable on October 17, 1996, with interest to accrue at the stated rate of 10% per annum (the "Bridge Loan"). Zanett Lombardier, Ltd. and Bruno Guazzoni loaned $400,000 and $214,788, respectively, of the total amount. In consideration of the Bridge Loan proceeds, the Company executed promissory notes in favor of each of the Lenders, granted warrants to purchase an aggregate of 250,000 shares of Common Stock to the Lenders and gave as collateral its patents, trademarks and other intellectual property related to the Company's Evert-O-Cath(TM), OmniStent(TM), and cardiac-assist pump technologies. Zanett Lombardier, Ltd. and Bruno Guazzoni were granted warrants to purchase 119,678 and 65,161 shares of Common Stock, respectively, at exercise prices to be determined at a later date.

     As referenced above, the Company is contemplating a private placement of its securities. Although there can be no assurances given and the terms of such agreement have not been negotiated, it is possible that certain of the purchasers may be affiliates of the Company.

AUDITORS

     Coopers & Lybrand L.L.P., certified public accountants ("C&L"), have served as the independent auditors of the Company since 1990. It is not proposed that any formal action be taken at the Annual Meeting with respect to the continued employment of C&L, inasmuch as no such action is legally required. Representatives of C&L plan to attend the Annual Meeting and will be available to answer appropriate questions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires a company's directors and executive officers, and persons who own more than 10% of the equity securities of the company to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock.

     Based solely on a review of the forms the Company has received or prepared, the Company believes that during the year ended December 31, 1995, all filing requirements applicable to the Company's directors, officers and greater than 10% stockholders were met except Ms. Blankinship was late in filing a Form 3.

MISCELLANEOUS MATTERS

     The annual report on Form 10-K covering the fiscal year ended December 31, 1995 accompanies this Proxy Statement. Any stockholder proposals to be included in the Board of Directors' solicitation of proxies for the 1997 annual meeting of stockholders must be received by the Company at its principal executive offices, located at 10077 Grogans Mill Road, Suite 100, The Woodlands, Texas 77380, no later than July 1, 1997. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone. The persons designated to vote shares covered by the Board of Directors' proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting. Management of the Company does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the Annual Meeting.

                                            By Order of the Board of Directors,

                                            /s/  Steven B. Rash

                                            STEVEN B. RASH,
                                            President and Chief Executive
                                            Officer

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             AMERICAN BIOMED, INC.

     PURSUANT to the provisions of Section 242 of the Delaware General Corporation Law (the "DGCL"), American BioMed, Inc., a corporation duly organized and existing under the DGCL (the "Corporation"), does hereby certify that:

        I. The amendment to the Corporation's Certificate of Incorporation set forth below was duly adopted by the stockholders of the Corporation on November 8, 1996 at the Corporation's Annual Meeting of Stockholders.

        II. The first paragraph of Article IV is deleted and replaced in its entirety as follows:

                                  "ARTICLE IV

     The Corporation shall have the authority to issue two classes of shares, to be designated respectively, "Serial Preferred Stock" and "Common Stock." The total number of shares which the Corporation is authorized to issue is 52,000,000. The number of Serial Preferred shares authorized is 2,000,000 and the par value of each such share is $.001. The number of Common shares authorized is 50,000,000, and the par value of each such share is $.001."

     IN WITNESS WHEREOF, American BioMed, Inc. has caused this certificate to be
executed by Steven B. Rash, its authorized officer, on this        day of
November   , 1996.

                                            ------------------------------------
                                            Steven B. Rash, President and
                                            Chief Executive Officer

                                                                       EXHIBIT B

                             AMERICAN BIOMED, INC.

                           1996 INCENTIVE STOCK PLAN

1. PURPOSE OF THE PLAN

     This American BioMed, Inc. 1996 Incentive Stock Plan is intended to provide a means through which the Company and its Subsidiaries may attract able persons to enter into the employ of the Company or its Subsidiaries, and to promote the interests of the Company by providing the employees and consultants and consultants of the Company or any Subsidiary corporation, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities to enhance the profitable growth of the Company.

2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of American BioMed, Inc.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to
Section 11 hereof.

     (d) "Change in Control" shall mean:

          (i) a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

          (ii) the occurrence of any of the following events:

             (1) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, that the Board of Directors (as constituted immediately prior to such person becoming such a beneficial owner) may determine, in its sole discretion, that a Change in Control has not occurred; and provided further, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this Section 2(d).

             (2) a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors; or

             (3) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to any Section and any treasury regulations thereunder.

     (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

     (f) "Common Stock" shall mean the Company's common stock, par value $.001 per share.

     (g) "Company" shall mean American BioMed, Inc., a Delaware corporation, and each of its Subsidiaries, and its successors.

     (h) "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such services.

     (i) "Employee" shall mean any person who is an employee of the Company or any Subsidiary within the meaning of Section 3401(c) of the Code and the applicable interpretive authority thereunder.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (k) the "Fair Market Value" of a share of Common Stock on any date shall be
(i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

     (l) "Incentive Award" shall mean an Option, a share of Restricted Stock, a Performance Award, a share of Phantom Stock, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

     (o) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (p) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (q) "Parent" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (r) "Participant" shall mean an Employee, Consultant or Director who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

     (s) "Performance Award" shall mean an award payable in cash or Common Stock, which award is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

     (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

     (u) a share of "Phantom Stock" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 9 hereof and subject to the terms and conditions contained therein.

     (v) "Plan" shall mean the American BioMed, Inc. 1996 Incentive Stock Plan, as it may be amended from time to time.

     (w) a share of "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

     (x) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (y) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 10 hereof.

     (z) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than 50% of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

     (aa) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. STOCK SUBJECT TO THE PLAN

     Under the Plan, the Committee may grant to Participants: (i) Options; (ii) shares of Restricted Stock; (iii) Performance Awards; (iv) shares of Phantom Stock; (v) Stock Bonuses; and (vi) Cash Bonuses.

     The Committee may grant Options, shares of Restricted Stock, Performance Awards, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 1,500,000 shares of Common Stock, subject to adjustment pursuant to
Section 12 hereof. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, Performance Awards, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Incentive Awards granted to any one individual during any calendar year shall be 50,000 shares of Common Stock, subject to adjustment under Section 12 hereof. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with the exercise of Options and the payment of Performance Awards to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

     If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted as a Performance Award or a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

     Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be both (i) a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder. The Committee shall from time to time designate the key Employees, Consultants and Directors of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 9 hereof, with respect to any share of Phantom Stock granted under the Plan.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until such time as such Incentive Awards are surrendered.

     Except as provided in Section 6(e)(4) hereof, whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be (i) those Employees who are largely responsible for the management, growth and protection of the business of the Company or any Subsidiary (including officers of the Company, whether or not they are directors of the Company), (ii) any Consultant, as the Committee, in its absolute discretion, shall select from time to time or (iii) any Director of the Company, whether or not also an Employee or Consultant of the Company, as the Committee, in its absolute discretion, shall select from time too time; provided, however, Incentive Stock Options may only be granted to Employees.

6. OPTIONS

     The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a) Identification of Options

     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

     (b) Exercise Price

     The exercise price of any Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Option is granted; provided, that such price shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, subject to (i) the restrictions provided in Section 6(d) hereof and (ii) the adjustments provided in Section 12 hereof.

     (c) Term and Exercise of Options

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that
     (A) subject to the restrictions provided in Section 6(d) hereof, no Option shall be exercisable after the expiration of ten years from the date such Option was granted and (B) no Option shall be exercisable until six months after the date of grant; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either
     (i) in cash, by certified check, bank cashier's check or wire transfer,
     (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, (iii) subject to the approval of the Committee, in the form of a "cashless exercise" (as described below) or
     (iv) subject to the approval of the Committee, in any combination of the foregoing. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          The cashless exercise of an Option shall be pursuant to procedures whereby the Participant by written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (ii) the delivery of the shares of Common Stock directly from the Company to a brokerage firm and (iii) delivery of the exercise price from the sale or the margin loan proceeds from the brokerage firm directly to the Company.

          (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

          (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

          (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him or a broker-dealer acting on behalf of such Participant pursuant to Section 6(c)(4) hereof. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) Limitations on Grant of Incentive Stock Options

          (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or of its Parent or any Subsidiary) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of such regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations promulgated under the Code (and authority), or if such regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e) Effect of Termination of Employment

          (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (2) If the employment of a Participant with the Company shall terminate as a result of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant
     (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

          (4) A Participant's employment with the Company shall be deemed terminated if the Participant's leave of absence (including military or such leave or other bona fide leave of absence) extends for more than 90 days and the Participant's continued employment with the Company is not guaranteed by contract or statute.

     (f) Acceleration of Exercise Date Upon Change in Control

     Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7. RESTRICTED STOCK

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a) Issue Date and Vesting Date

     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

     (b) Conditions to Vesting

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that (i) the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares and (ii) prohibiting an election by the Participant under Section 83(b) of the Code.

     (c) Restrictions on Transfer Prior to Vesting

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d) Issuance of Certificates

          (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the American BioMed, Inc. 1996 Incentive Stock Plan and an Agreement entered into between the registered owner of such shares and American BioMed, Inc. A copy of the Plan and Agreement is on file in the office of American BioMed, Inc., 10077 Grogans Mill Road, Suite 100, The Woodlands, Texas 77380.

     Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to Paragraph 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e) Consequences Upon Vesting

     Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7(d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 12(a) hereof; provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

     (f) Effect of Termination of Employment

          (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b) hereof. Such portion may equal zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the commencement of business on the date of such termination shall immediately be forfeited.

     (g) Effect of Change in Control

     Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

8. PERFORMANCE AWARDS

     The Committee may grant Performance Awards pursuant to the Plan. Each grant of Performance Awards shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of Performance Awards shall comply with and be subject to the following terms and conditions:

     (a) Performance Period and Performance Award

          (1) With respect to each grant of a Performance Award, the Committee shall establish a performance period over which the performance of the applicable Participant shall be measured.

          (2) In determining the amount of the Performance Award to be granted to a particular Participant, the Committee may take into account such factors as the Participant's responsibility level and growth potential, the amount of other Incentive Awards granted or received by such Participant, and such other considerations as the Committee deems appropriate. Each Performance Award shall be subject to a maximum value as established by the Committee at the time of grant of such award; provided, however, the maximum value that can be granted as a Performance Award to any one individual during any calendar year is $1,000,000.

     (b) Performance Measures

     A Performance Award shall be awarded to a Participant contingent upon future performance of the Company (or any Subsidiary, division or department thereof) by or in which the Participant is employed or responsible during the performance period. The Committee shall establish, in writing, the performance measures applicable to such performance within 90 days after the commencement of the performance period, to which such measures relate, and at a time when the outcome of such performance measures are substantially uncertain within the meaning of Section 162(m) of the Code, subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events or changes.

     (c) Payment

     Upon the expiration of the performance period relating to a Performance Award granted to a Participant, such Participant shall be entitled to receive payment of an amount not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. The Committee shall certify in writing prior to the payment of a Performance Award that the applicable performance measures and any other material terms of the grant have been satisfied. Subject to Section 3 hereof, payment of a Performance Award may be made in cash, Common Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

     (d) Effect of Termination of Employment

     If the employment of a Participant shall terminate for any reason prior to the expiration of the applicable performance period, the Performance Awards relating to such performance period, shall immediately be forfeited as of the commencement of business on the date of such termination, except as may be determined by the Committee in its sole and absolute discretion, or as may be otherwise provided in the agreement evidencing such Performance Award.

     (e) Effect of Change in Control

     Upon the occurrence of a Change in Control, the Committee (as constituted immediately prior to such Change in Control) shall determine, in its sole discretion, whether Performance Awards, which have not theretofore satisfied the requisite performance measure or for which the performance period has not expired, shall immediately be paid or whether such Performance Awards shall remain outstanding according to its respective terms.

9. PHANTOM STOCK

     The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     (a) Vesting Date

     At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) hereof are satisfied, and except as provided in Section 9(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b) Benefit Upon Vesting

     Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c) Conditions to Vesting

     At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (d) Effect of Termination of Employment

          (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 9(c) hereof. Such portion may equal zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

  (e) Effect of Change in Control

     Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

10. STOCK BONUSES

     The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

11. CASH BONUSES

     The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or shares of Common Stock granted as a Performance Award or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock, Performance Award or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or shares of Common Stock granted pursuant to a Performance Award or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

12. ADJUSTMENT UPON CHANGES IN COMMON STOCK

     (a) Outstanding Restricted Stock, Performance Awards, and Phantom Stock

     Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7(d)(2) hereof as if such securities or other property were unvested shares of Restricted Stock.

     The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, any shares of Common Stock upon the grant of a Performance Award or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (b)Stock Subject to Plan, Outstanding Options, Increase or Decrease in Issued Shares Without Consideration

     Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust (i) the number of shares of Common Stock for which Incentive Awards may be granted under the Plan and (ii) the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

     (c) Outstanding Options, Certain Mergers

     Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

     (d) Outstanding Options, Certain Other Transactions

     In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of
     (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

          (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

     (e) Outstanding Options, Other Changes

     In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 12(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (f) No Other Rights

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

13. RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 12 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

15. SECURITIES MATTERS

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) It is intended that the Plan and any grant of an Incentive Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3 promulgated thereunder. If any provision of the Plan or any such Incentive Award would disqualify the Plan or such Incentive Award under, or would otherwise not comply with, Rule 16b-3, such provision or Incentive Award shall be construed or deemed amended to conform to Rule 16b-3 to the extent permitted by applicable law and deemed advisable by the Board of Directors.

16. QUALIFIED PERFORMANCE-BASED COMPENSATION

     It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options granted hereunder with an exercise price not less than Fair Market Value of a share of Common Stock on the date of grant and (ii) the payment of a Performance Award granted hereunder, shall constitute "qualified performance based compensation" within the meaning of such Section and the interpretive authority thereunder. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of
Section 162(m) to the extent permitted by applicable law and deemed advisable by the Board of Directors; provided that no such construction or amendment shall have an adverse effect on the economic value to a Participant of any Incentive Award previously granted hereunder.

17. WITHHOLDING TAXES

     Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock, the payment of a Performance Award in shares of Common Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus, the payment of a Performance Award or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

18. AMENDMENT OF THE PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the stockholders no revision or amendment shall (i) except as provided in Section 12 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) except as provided in Section 12 hereof, increase the maximum number of shares of Common Stock that may be subject to an Incentive Award granted to any one individual for any calendar year, (iii) increase the maximum value that can be awarded as a Performance Award, (iv) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan, (v) materially modify the requirements as to eligibility for participation in the Plan, (vi) extend the term of the Plan or (vii) decrease any authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

19. NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

20. TRANSFERS UPON DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

21. EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22. FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

23. EFFECTIVE DATE AND TERM OF PLAN

     The Plan was adopted by the Board of Directors effective October 10, 1996, subject to approval by the stockholders of the Company in accordance with applicable law and the requirements of Sections 422 and 162(m) of the Code. No Incentive Award may be granted under the Plan after October 10, 2006. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock, Performance Award or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Performance Award or a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved prior to October 10, 1997, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

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                             AMERICAN BIOMED, INC.

               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                       ANNUAL MEETING OF NOVEMBER 8, 1996

   The undersigned stockholder of American BioMed, Inc. (the "Company") hereby appoints Steven B. Rash and Colene Stigler Blankinship, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Woodland Resort and Conference Center, located at 2301 North Millbend Drive, The Woodlands, Texas 77380, on Friday, November 8, 1996, at 3:00 p.m., Houston time, and at any adjournments of said meeting, all of the shares of the Company's Common Stock in the name of the undersigned or which the undersigned may be entitled to vote.

1. THE ELECTION OF DIRECTORS

    / /  For the election of Steven B. Rash, Lawrence M. Hoffman, Claudio
         M. Guazzoni and Richard S. Serbin, as directors.

    / /  WITHHOLD AUTHORITY to vote for ALL directors listed above.

    / / WITHHOLD AUTHORITY to vote ONLY for the directors written on the line below:

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2. APPROVAL OF THE CHARTER AMENDMENT

    / /  For               / /  Against               / /  Abstain

3. APPROVAL OF THE AMERICAN BIOMED, INC. 1996 INCENTIVE STOCK PLAN

    / /  For               / /  Against               / /  Abstain

4. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

           (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)

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

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                          (CONTINUED FROM OTHER SIDE)

    The Board of Directors recommends a vote FOR the nominees and each of the proposals above and if no specification is made, the shares will be voted FOR election of the nominees named herein, FOR approval of the Charter Amendment and FOR approval of the 1996 Incentive Stock Plan.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

                                           Dated                          , 1996
                                                --------------------------


                                           -------------------------------------
                                                  Stockholder's Signature

                                           -------------------------------------
                                                 Signature if held jointly

                                           Signature should agree with name
                                           printed hereon. If stock is held in
                                           the name of more than one person,
                                           EACH joint owner should sign.
                                           Executors, administrators, trustees,
                                           guardians and attorneys should
                                           indicate the capacity in which they
                                           sign. Attorneys should submit powers
                                           of attorney.

          PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED

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